MASTER SERVICING AGREEMENT

This MASTER SERVICING AGREEMENT (the “Master Servicing Agreement”) is entered into as of March 1, 2007 by and between College Loan Corporation, having its principal office in San Diego, California (the “Servicer”), and College Loan Corporation Trust II, a Delaware statutory trust, having its principal office in Wilmington, Delaware (the “Issuer”).

WITNESSETH:

WHEREAS, the Issuer acquires and holds student loans which are guaranteed under a guarantee program established pursuant to the requirements of the Higher Education Act of 1965, as amended (the “Student Loans”); and

WHEREAS, pursuant to this Master Servicing Agreement the Servicer will agree to provide, or cause there to be provided, loan servicing services for certain Student Loans; and

WHEREAS, the Issuer wishes to retain the Servicer to service certain Student Loans owned by the Issuer as beneficial owner and by an eligible lender as eligible lender trustee (such Student Loans subject to this Master Servicing Agreement being referred to herein as the “Financed Student Loans”), and the Servicer wishes to undertake the obligation to service or cause to be serviced all such Financed Student Loans in accordance with the requirements of the Higher Education Act of 1965, as amended, regulations promulgated thereunder by the U.S. Department of Education and regulations and other requirements issued by any applicable guaranty agency or insurer (collectively, the “Higher Education Act”) and under the terms hereinafter set forth; and

WHEREAS, the Servicer may subcontract with other third parties, to the extent permitted by the hereinafter defined Indenture, to provide the services required of Servicer hereunder;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the Issuer and the Servicer agree as follows:

1.	Servicing Requirement and Employment of Servicer

The Issuer hereby authorizes and appoints the Servicer to act as its agent for the limited purpose of performing servicing for the Financed Student Loans. The Servicer agrees to perform such functions in compliance with all requirements of the Higher Education Act and all other applicable laws and regulations, and in accordance with the terms and conditions of this Master Servicing Agreement.

The authorization granted by this Master Servicing Agreement includes, but is not limited to, correspondence and communication with any guaranty agency or the U.S. Department of Education regarding the Financed Student Loans, the assignment of claims to any guaranty agency or insurer, communication with borrowers and any other communication, correspondence, signature or other act required to service the Financed Student Loans in accordance with requirements of the Higher Education Act or regulations promulgated by any guaranty agency.

The Issuer hereby authorizes the Servicer to enter into sub-servicing contracts to provide the services required of the Servicer hereunder and to meet any obligations of the Issuer hereunder, including the sub-servicing agreements, dated as of December 1, 2000, June 1, 2006 and April 24, 2000, between the Servicer and ACS Education Services, Inc., CLC Servicing and Great Lakes Educational Loan Services, Inc., respectively, as sub-servicers (each a “Sub-Servicer”) permitted by the Indenture of Trust dated as of March 1, 2007 (as supplemented through the date hereof and as the same may be amended, supplemented or otherwise modified from time to time, the “Indenture”) between the Issuer and Deutsche Bank Trust Company Americas, as eligible lender trustee and indenture trustee (together with its successors and assigns, the “Trustee”).

2.	Term

The term of this Master Servicing Agreement shall commence as of the date of this Master Servicing Agreement and shall continue for an initial period of three (3) years. At the expiration of the initial term (including any extensions thereof), the term shall automatically extend for one additional year each year thereafter, unless either party gives 90 days written notice prior to the end of the initial term or any extension of the term. The Servicer may, concurrent with the beginning of any extension of the term, increase the Servicing Fee (as defined below) by giving at least one hundred twenty (120) days notice prior to the beginning of such extension of the term. In no case will any individual fee charge or expense increase more than 50% above the immediately preceding fee developed in accordance with this Section or Section 3 below.

The representations and warranties of the Servicer in Section 7, and the indemnities in Section 14 shall survive any termination of this Master Servicing Agreement. If servicing of any Financed Student Loan is transferred to a successor servicer, such successor servicer shall be required by the Issuer to engage in good faith efforts to obtain payment on any claim initially rejected by a guaranty agency or insurer for payment including, without limitation, involving the Servicer in such effort, where the reason for claim denial relates to the period during which the Servicer serviced such Financed Student Loan hereunder.

3.	Fees and Payment of Fees
a.

Initially the Servicer shall be entitled to a monthly fee equal to 1/12th of 0.40% of the ending principal balance of the Financed Student Loans, plus accrued interest thereon as of the last day of the immediately preceding Collection Period (the “Servicing Fee”). Notwithstanding the foregoing,

1.

if at any time during the preceding Collection Period, the Net Loan Rate Restriction Period was applicable or any Auction Rate Notes accrued interest at the Maximum Rate, then the monthly fee paid on the Monthly Calculation Date following such Collection Period shall be equal to 1/12 of 0.25% of the ending Principal Balance of the Financed Student Loans, plus accrued interest thereon, during the preceding month.

2.

if on any Quarterly Distribution Date with respect to the Series 2007-1 LIBOR Rate Notes (and after giving effect to all payments to be made on such Quarterly Distribution Date), the Principal Amount of a class of Series 2007-1 LIBOR Rate Notes then outstanding is greater than the Targeted Balance set forth in Schedule I to the First Supplement for such class of Series 2007-1 LIBOR Rate Notes for such Quarterly Distribution Date, then for the following three Monthly Calculation Dates, the monthly fee paid on each such Monthly Calculation Date shall be equal to 1/12 of 0.25% of the ending Principal Balance of the Financed Student Loan, plus accrued interest thereon, during the preceding month,

3.

if at any time during the preceding Collection Period, the Senior Asset Percentage was less than 100%, then the monthly fee paid on the Monthly Calculation Date following such Collection Period shall be equal to 1/12 of 0.25% of the ending Principal Balance of the Financed Student Loans, plus accrued interest thereon, during the preceding month, or

4.

if an Event of Default has occurred and is continuing, then, subject to the other provisions of the Indenture with respect to application of moneys, the monthly fee paid on the Monthly Calculation Date shall be equal to 1/12 of 0.25% of the ending Principal Balance of the Financed Student Loans, plus accrued interest thereon, during the preceding month.

Any such reductions shall become a part of the Carryover Servicing Fee. This fee may be increased with a Rating Agency Confirmation.

b.	Servicer shall submit an invoice monthly to the Issuer, and the Issuer shall remit payment for services performed as shown on that invoice.
c.

Payment is due within 30 days after receipt of an invoice and supporting documentation (the “Billing Package”). The Servicer shall be paid interest at a rate of prime + 2.00% per annum for fees not paid within sixty (60) days of the most recent Billing Package. This charge shall apply to each thirty (30) day period until the fee is paid. Prime rate will be the rate reported in the Wall Street Journal as of the last business day of the month in which the Billing Package was received.

d.

The Servicer acknowledges that the Issuer shall be entitled to receive all payments of principal, interest, Special Allowance Payments and late charges received with respect to the Financed Student Loans and that the Servicer shall have no right to retain such amounts as payment of any fees due to the Servicer from the Issuer under the terms of this Master Servicing Agreement. The Issuer hereby authorizes the Servicer to assess, collect and retain any charges which the Issuer is permitted by law or regulation to assess with respect to not sufficient fund (“NSF”) processing or other collection costs.

e.

If other costs beyond the control of the Servicer shall increase, including, without limitation, postal rates, or the imposition of any tax or assessment not currently being charged against the fees of the Servicer, then the Servicer shall provide the Issuer with 90 days’ prior written notice (and including supporting documentation) of such proposed increased costs and expenses. If the Issuer accepts such increased costs and expenses, the increased costs and expenses will go into effect at the end of such 90 day period. If the Issuer objects to such fee increase and the Servicer fails to agree to reduce or eliminate the increase in a manner satisfactory to the Issuer, then an early termination will occur and the Financed Student Loans will be deconverted at cost within 180 days of receipt of said notice. The Issuer shall not be permitted to so terminate this Master Servicing Agreement unless and until the Issuer shall have entered into another agreement similar to this with the Servicer or another servicer satisfying the Rating Agency Confirmation.

f.

If the Servicer’s costs and expenses are increased due to changes in the manner of servicing the Financed Student Loans as a result of changes in the Higher Education Act or the interpretation thereof or due to changes in guaranty agency requirements, then 90 days after delivery of written notice to the Issuer the Servicer may increase servicing fees payable hereunder to reasonably reflect such costs and expenses. However, no such increase shall take effect until the Servicer provides supporting documentation to the Issuer that justifies such increase. In the event the parties do not agree on the interpretation of the changes to the Higher Education Act, then either party may terminate this Master Servicing Agreement upon ninety (90) days’ written notice to the other party; provided, however, that this Master Servicing Agreement shall not be so terminated by the Issuer unless and until the Issuer shall have entered into another agreement similar to this with the Servicer or another servicer satisfying the Rating Agency Confirmation.

If the Issuer believes the cost for services under this Master Servicing Agreement are lower by changes in regulations, law or processing, the Issuer will submit a proposed fee schedule to the Servicer. If the Servicer does not reject the schedule, the fees will go into effect 90 days thereafter.

4.	Loan Servicing

The Servicer covenants and agrees to service each Financed Student Loan in compliance with all requirements of the Higher Education Act and all other applicable laws and regulations. Without limiting the foregoing, in fulfillment of its obligations hereunder, the Servicer shall:

a.	Maintain a complete and separate file for the Financed Student Loans of each borrower, which file shall include all documentation and correspondence related to the Financed Student Loans.
b.	Perform the actions necessary to maintain the guarantee and/or insurance on each Financed Student Loan at all times.
c.	Exercise “due diligence” as that term is defined in the Higher Education Act, in the servicing, administration and collection of all Financed Student Loans. See also Section 5.
d.	Prepare and maintain accounting records with respect to the Financed Student Loans; process refunds and other adjustments; process address changes and maintain address records.
e.

Collect, or cause to be collected, all payments of principal, interest, Special Allowance Payments and late charges (and including any guarantee payments) and deposit all such payments into the Collection Account established with the Trustee under the Indenture or, in the case of Interest Benefit Payments or Special Allowance Payments, cause such payments to be forwarded to the Trustee. The Servicer shall remit collected funds by automated clearing house (ACH) to the Trustee as the Servicer and Issuer shall mutually agree. Upon submission by the Servicer to the Secretary of Education of a billing for Interest Benefit Payments or Special Allowance Payments, the Servicer shall, upon request, provide to the Trustee a written statement indicating (i) the amount billed for Interest Benefit Payments and (ii) the principal amount in each Special Allowance Payment category for which the billing is submitted, for use by the Trustee in verifying amounts billed for and received with respect thereto from the Secretary of Education. In the event of discrepancies or disputes with the Secretary of Education, the Servicer shall be responsible for representing the interests of the Issuer and the Trustee in effecting a settlement with the Secretary of Education of such discrepancies or disputes.

f.	Retain summary records of contacts, follow-ups and collection efforts, and records of written correspondence relating to the Financed Student Loans of each borrower sufficient to ensure claim payment.

g.	Process adjustments including NSF checks, status changes, forbearances, deferments and Financed Student Loans paid in full.
h.	Prepare and transmit to the Issuer or its designee documents required by the U. S. Department of Education or any guaranty agency or the Higher Education Act.
i.

In the case of defaulted Financed Student Loans, promptly take the actions necessary to file and prove a claim for loss with the guaranty agency as required, and assume responsibility for communication and contact with the guaranty agency to accomplish recovery on such defaulted Financed Student Loans.

j.

At all times identify the Issuer and the Eligible Lender Trustee as the beneficial owner of the Financed Student Loan and identify the Trustee as a party which maintains a security interest in the Financed Student Loan.

k.	Maintain a duplicate or copy of the file (which may be in the form of computer tape, microfilm or other electronic image) for each borrower at an off-site location.
l.	Maintain the original file in fireproof cabinets or in other fireproof storage sufficient to protect the contents from a temperature of 1600 degrees Fahrenheit for one hour.
m.	Prepare and furnish to the Issuer by the 10th working day of each month, the reports described in Exhibit A attached hereto related to the Financed Student Loans.
n.

(i) Obtain and maintain or cause to be obtained and maintained in force a fidelity bond in an amount of at least $1,000,000 upon all personnel of the Servicer insuring against any loss or damage which the Issuer or the Servicer might suffer as a consequence of any fraudulent or dishonest act of such personnel.

(ii) Obtain and maintain or cause to be obtained and maintained in force Errors and Omissions insurance coverage in an amount equal to at least $2,000,000 for all its customers.

o.

Immediately respond to any communication received which is in the nature of a complaint. Promptly answer all inquiries from borrowers or the Issuer pertaining to the Financed Student Loans, disbursements, refunds or school status. Such inquiries may, if necessary, be referred to the educational institution the student attended or is attending. The Servicer shall have no responsibility with respect to any dispute between the student and the educational institution regarding tuition, fees or refunds.

p.	Establish and maintain a method for charging and collecting late payment fees in accordance with provisions of the Higher Education Act and all other applicable laws and regulations.
q.

The Servicer shall act as custodian and bailee with respect to all original documents and shall hold them subject to the lien of the Indenture in favor of the Trustee and pursuant to the Custodian Agreements substantially in the form of Exhibit B hereto. The Servicer agrees to enter into any reasonable custodian, bailment or similar agreement reasonably required by the Issuer with respect to perfecting and protecting the security interests of any secured party.

r.

If any Financed Student Loan has lost its guarantee and/or insurance due to the actions of any prior issuer or the servicer or holder of the Financed Student Loan, the Servicer will, at the written request of the Issuer, use its best efforts to reinstate such guarantee or insurance; provided, however, that the Servicer makes no representation that such reinstatement will occur. Such services shall be provided at the cost agreed upon by the Issuer and the Servicer; provided that such services shall be provided by the Servicer at no cost to the extent the Sub-Servicers or another servicer or sub-servicer is required to provide such services to the Servicer at no cost.

s.

The Servicer shall remit monthly rebate fees to the United States Department of Education with respect to the Financed Student Loans to the extent amounts are made available to the Servicer in accordance with the following sentence. Upon receipt of satisfactory documentation, the Issuer shall promptly wire transfer to the Servicer, from amounts held under the Indenture, the amount of funds required to pay such fees. The Servicer shall provide the Issuer, on a monthly basis, with information needed to determine the monthly rebate fees.

5.	Due Diligence

The Servicer covenants and agrees that in discharging its obligations hereunder it shall:

a.

Exercise due diligence in the servicing and collection of all Financed Student Loans as the term “due diligence” is used in the Higher Education Act, including the regulations of the applicable guaranty agency or insurer.

b.

Exercise reasonable care and diligence in the administration and collection of all Financed Student Loans utilizing collection practices in accordance with applicable Federal and State collection practices, laws and regulations promulgated thereunder.

c.	Administer and collect the Financed Student Loans in a competent, diligent and orderly fashion, and in accordance with the requirements of the Higher Education Act.
d.	Exercise reasonable care and diligence in those aspects of the administration of the Financed Student Loan program which are within its area of responsibility.
6.	Right of Inspection; Audits

The Issuer, the Trustee or any governmental agency having jurisdiction over any of the same shall have the right from time to time during normal business hours to examine and audit any of the Servicer’s records pertaining to any Financed Student Loan being serviced, provided, however, that such activities shall not unreasonably disrupt the Servicer’s normal business operation.

The Servicer agrees that it shall permit, not more than once per year, the Issuer, the Trustee or its designee to conduct or have conducted a procedural audit regarding the Servicer’s compliance with the requirements of the Higher Education Act or the terms of this Master Servicing Agreement. Such audits shall be at the expense of the Issuer.

7.	Representations, Warranties, and Covenants of Servicer

The Servicer represents and warrants to the Issuer on the date of this Master Servicing Agreement and (except with respect to (d) and (e) below) throughout the term of this Master Servicing Agreement:

a.

The Servicer (i) is duly incorporated, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated; (ii) is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing; (iii) possesses all requisite authority, permits and power to conduct its business as is now being or as contemplated by this Master Servicing Agreement to be conducted; and (iv) is in compliance with all applicable laws and regulations.

b.

The execution and delivery by the Servicer of this Master Servicing Agreement and the performance by it of its obligations hereunder (i) are within its corporate power, (ii) have been duly authorized by all necessary action, (iii) except for any action or filing that has been taken or made on or before the date of this Master Servicing Agreement, require no action by or filing with any governmental agency, and (iv) do not violate any provision of its articles of incorporation.

c.

This Master Servicing Agreement will, upon execution and delivery by all parties thereto, constitute a legal and binding obligation of the Servicer, enforceable against the Servicer according to its terms.

d.

All Servicer financial statements delivered to the Issuer were prepared according to U.S. generally accepted accounting principles (“GAAP”) consistently applied and present fairly, in all material respects, the financial condition, results of operations and cash flows of the Servicer as of, and for the portion of the fiscal year ending on their date or dates (subject, in the case of financial statements other than annual ones, only to normal year-end adjustments). No event which could cause a material adverse effect on the Servicer’s financial condition has occurred, and if such event shall occur, the Servicer shall promptly give the Issuer notice thereof.

e.

The Servicer is not subject to, or aware of the threat of, any litigation that is reasonably likely to be determined adversely to it and that, if so adversely determined, would have a material adverse effect on its financial condition and no outstanding or unpaid judgments against the Servicer exist, and if such event shall occur, the Servicer shall promptly give the Issuer notice thereof.

f.

The Servicer’s examination process did not disclose or create any basis upon which to believe that each Financed Student Loan for which a certificate has been delivered under the Custodian Agreements except as indicated in such certificate, (i) is not in compliance in all material respects with all laws and rules and regulations with respect to the guaranty thereof, and (ii) does not conform to the applicable requirements of eligibility for guaranty.

g.	The Servicer further agrees to maintain its servicing system so that it will continue to provide all services required under this Master Servicing Agreement.
h.	Until all Financed Student Loans serviced hereunder have been repaid in full, or paid as a claim by a guaranty agency or insurer, or transferred to another servicer, the Servicer agrees as follows:

(i)    The Servicer shall cause to be furnished to the Issuer such financial statements as the Issuer may reasonably request, including quarterly unaudited financial statements within 30 days after the conclusion of each quarter, and annually audited financial statements and such other information with respect to its business affairs, assets, and liabilities as the Issuer may reasonably request.

(ii)  The Servicer shall maintain books, records and accounts necessary to prepare financial statements according to GAAP.

(iii) The Servicer shall maintain all licenses, permits, and franchises necessary for its business.

i.

If and to the extent required by the Higher Education Act, including any guarantee program regulations, the Servicer shall cause to have prepared and shall submit to the Secretary of Education and the guaranty agencies on or before the respective due dates thereof:

(i)    any third-party servicer compliance audits and audited financial statements required under the Higher Education Act, including any guarantee program, regulations relating to the Servicer and its servicing of the Financed Student Loans; and

(ii)   any lender compliance audits required under the Higher Education Act, including any guarantee program regulations, relating to the Eligible Lender Trustee (as the titleholder of the Financed Student Loans) and the Financed Student Loans.

The Servicer shall provide to the Indenture Trustee promptly after it becomes available (and in no event later than 10 Business Days) a copy of each such audit and any other audit or report required by the Secretary of Education, any guaranty agency or other third party in connection with the Servicer’s activities in servicing the Financed Student Loans.

j.	The Servicer shall provide to the Trustee copies of its annual third party (SAS70) audit reports, if such reports are prepared, promptly following the Servicer’s receipt thereof.
8.	Representations and Warranties of Issuer

The Issuer represents and warrants to the Servicer on the date of this Master Servicing Agreement:

a.

The Issuer (i) is duly formed, validly existing, and in good standing under the laws of the jurisdiction in which it is formed; (ii) is duly qualified to transact business as a Delaware statutory trust; and (iii) possess all requisite authority, permits and power to conduct its business as is now being, or is contemplated by this Master Servicing Agreement to be, conducted.

b.

The execution and delivery by the Issuer of this Master Servicing Agreement and the performance by it of its obligations hereunder (i) are within its organizational power; (ii) have been duly authorized by all necessary action; (iii) except for any action or filing that has been taken or made on or before the date of this Master Servicing Agreement, require no action by or filing with any governmental agency; and (iv) do not violate any provision of its trust agreement.

c.

This Master Servicing Agreement will, upon execution and delivery by all parties thereto, constitute a legal and binding obligation of the Issuer, enforceable against the Issuer according to its terms.

d.

The Issuer is not subject to, or aware of the threat of, any litigation that is reasonably likely to be determined adversely to it and that, if so adversely determined, would have a material adverse effect on its financial condition relevant to this Master Servicing Agreement.

9.	Amendments; Benefits; Assignment; Termination

This Master Servicing Agreement may be amended, supplemented or modified only by written instrument duly executed by the Issuer and the Servicer with the consent of the Indenture Trustee, provided, however, that a Rating Agency Confirmation is obtained.

Either party may terminate this Master Servicing Agreement if the other party commits a material breach of this Master Servicing Agreement and the breach is not corrected within ninety (90) days after receipt of written notification that such breach has occurred; provided, however, that the Issuer shall not terminate this Master Servicing Agreement unless and until a replacement agreement or replacement servicer shall have been engaged by the Issuer to perform the services required of the Servicer hereunder and the Rating Agency Confirmation is satisfied. Such notification shall be by certified mail, Return Receipt Requested.

In the event of termination of this Master Servicing Agreement, the Issuer shall remain liable for all fees due hereunder. Termination shall be made without prejudice to any other rights or remedies either party may have at law or in equity. The obligations of the Servicer under Section 6, the representations and warranties in Section 7 and the indemnities in Section 14 shall survive any termination of this Master Servicing Agreement and shall remain in effect for all Financed Student Loans while such Financed Student Loans are serviced by the Servicer. In the event that servicing on any Financed Student Loan is transferred to a successor servicer, such successor servicer shall be required by the Issuer to engage in reasonable good faith efforts to obtain payment on any claim initially rejected by a guaranty agency or insurer for payment including, without limitation, involving the Servicer in such effort, where the reason for claim denial relates to the period during which the Servicer serviced such Financed Student Loan hereunder. However, if the cause for claim denial is reasonably attributable to the Servicer actions or inactions, the Servicer shall be responsible therefor. This Master Servicing Agreement shall not be assigned by either party without the prior written consent of the other party, and such consent shall not be unreasonably withheld.

10.	Disposition of Files on Termination

Upon termination of this Master Servicing Agreement, all files (physical and electronic) held by the Servicer with respect to Financed Student Loans shall be promptly transferred to the Issuer or its designee in such form as the Issuer reasonably requests. The Issuer shall be responsible for payment of reasonable expenses related to the transfer of the records unless the Issuer is removing the Financed Student Loans because of a breach by the Servicer. In such instance, the Servicer shall bear the cost of deconverting and the transfer of loan documentation.

11.	Independent Contractor

The Servicer is an independent contractor and is not, and shall not hold itself out to be, the agent of the Issuer except for the limited specific purposes set forth in this Master Servicing Agreement.

12.	Correspondence; Disclosure

The parties hereto acknowledge and agree that the Servicer will handle all communication with borrowers necessary to provide its services hereunder. Data regarding Financed Student Loans shall be disclosed only to the Issuer, the Trustee or the respective borrower, unless otherwise required by law or certain financing covenants.

13.	Cooperation

Each party covenants and agrees to cooperate fully with the other to facilitate the transactions contemplated by this Master Servicing Agreement.

14.	Indemnification and Liability
a.

If the Servicer is required to appear in, or is made a defendant in any legal action or proceeding commenced by any party other than the Issuer with respect to any matter arising hereunder, the Issuer shall indemnify and hold the Servicer harmless from all loss, liability, or expense (including reasonable attorney’s fees, but excluding all incidental, special, and consequential damages) except for any loss, liability or expense arising out of or relating to the Servicer’s willful misconduct or negligence with regard to the performance of services hereunder or breach of its obligations hereunder or under the Custodian Agreements. Subject to the limitations set forth in paragraph 14(b) hereof, the Servicer shall indemnify and hold the Issuer and the Delaware Trustee harmless from all loss, liability and expense (including reasonable attorney’s fees) arising out of or relating to the Servicer’s willful misconduct or negligence with regard to performance of services hereunder or breach of its obligations hereunder or under the Custodian Agreements, provided that in the case of the Issuer in no event shall the Servicer be responsible or liable for any incidental, special or consequential damages with respect to any matter whatsoever arising out of this Master Servicing Agreement.

b.

If a Financed Student Loan is denied the guarantee by the guaranty agency or the loss of federal interest, special allowance, and/or insurance benefits, the Servicer shall have the right to take any action not prohibited by law or regulation to reduce its losses, if any, hereunder, including but not limited to curing, at its own expense, any due diligence or other servicing violation. If any lost guarantee is not reinstated within nine months of the date the Servicer learns of the loss of the guarantee on a Financed Student Loan, the Servicer shall take actions which make the Issuer whole with respect to the Financed Student Loan while maintaining the eligibility for future reinstatement of the guarantee; provided, however, the Servicer may delay taking such actions by giving written notice to the Issuer not less often than each 90 days that the Servicer has reason to believe that the guarantee will be reinstated within time frames permitted by regulations. If the Servicer gives notice of such delay, the Servicer agrees to pay any accrued interest on the account that may be uninsured. The Issuer agrees to use its best efforts to cause the repurchase, at par plus insured interest and benefits thereon, of any Financed Student Loan which is cured and is reinsured subsequent to its sale by the Issuer pursuant to actions taken by the Servicer to make the Issuer whole and if the sale was to an eligible lender to the extent the Issuer has, or can make available, funds therefor.

c.

The Servicer shall have no responsibility for any error or omission (including due diligence violations) which occurred prior to the date the Servicer assumed responsibility for servicing the Financed Student Loan, nor shall the Servicer be responsible for losses, damages or expenses arising from any change in law or regulation which retroactively imposes additional requirements for documentation or servicing actions, provided that the Servicer has made best efforts to comply with retroactive additional requirements.

15.	Confidentiality

The contents of this Master Servicing Agreement, together with all supporting documents, exhibits, schedules, and any amendments thereto which form the basis of the business relationship between the Issuer and the Servicer, insofar as the same relate to the Servicing Fee, shall be held in strict confidence by both parties and shall not be disclosed or otherwise discussed with any third party (unless required by law or regulation) except outside counsel or independent accounts without the prior written consent of the other party.

16.	Sale or Transfer of Loans; Limitations

The Issuer agrees that if any Financed Student Loans are sold under conditions that result in the Financed Student Loans being transferred to another servicer, whether immediately or at some future date, the Issuer will pay or cause to be paid, at the time such Financed Student Loans are transferred, the deconversion fees, which are to be provided by the Servicer.

17.	Reporting

The Servicer shall prepare on behalf of the Issuer any Asset-Backed Issuer Distribution Report on Form 10-D (each, a “Form 10-D”) and Annual Reports on Form 10-K customary for student loan asset-backed securities as required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations of the Securities and Exchange Commission thereunder and Regulation AB, and the Servicer shall sign and file (via the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System) such forms on behalf of the Issuer.

Each Form 10-D shall be filed by the Servicer within 15 days after each distribution date under the Indenture (or if such 15th day is not a business day, the next business day), and shall include a copy of the report prepared for the related period pursuant to Section 11.04 of the Indenture.

The Servicer and the Issuer acknowledge and agree that the purpose of Section 17 of this Agreement is to facilitate compliance by the Issuer with the provisions of Regulation AB and related rules and regulations of the Securities and Exchange Commission. Neither the Servicer nor the Issuer shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act of 1933, as amended, the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder. The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Securities and Exchange Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Issuer in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection therewith, the Servicer shall cooperate fully with the Issuer, to deliver to the Issuer (including any of its assignees or designees) any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Issuer to permit the Issuer to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer and/or any Sub-Servicer or the servicing of the Financed Student Loans, reasonably believed by the Issuer to be necessary in order to effect such compliance.

The Issuer (including any of its assignees or designees) shall cooperate with the Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Issuer’s reasonable judgment, to comply with Regulation AB.

If so requested by the Issuer for the purpose of satisfying its reporting obligation under the Exchange Act, the Servicer shall (or shall cause each Sub-Servicer to) (i) notify the Issuer in writing of any material litigation or governmental proceedings pending against the Servicer and any Sub-Servicer and (ii) provide to the Issuer a description of such proceedings, affiliations or relationships.

As a condition to the succession to Servicer or any Sub-Servicer by any person (i) into which the Servicer or such Sub-Servicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Sub-Servicer, the Servicer shall provide to the Issuer, at least 10 Business Days prior to the effective date of such succession or appointment, (x) written notice to the Issuer of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Issuer all information reasonably requested by the Issuer in order to comply with its reporting obligation under Item 6.02 of Form 8-K.

In addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Issuer, the Servicer and any Sub-Servicer shall provide such information regarding the performance or servicing of the Financed Student Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

On or before March 31 of each calendar year, commencing in 2008, the Servicer shall deliver to the Issuer a statement of compliance addressed to the Issuer and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof and shall facilitate the delivery of any required statement of compliance by each Sub-Servicer.

On or before March 1 of each calendar year, commencing in 2008, the Servicer shall:

(i)

deliver to the Issuer a report (in form and substance reasonably satisfactory to the Issuer) regarding the Servicer’s assessment of compliance with the Servicing Criteria (as defined on Exhibit D hereto) during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Issuer and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit D attached to this Agreement;

(ii)

deliver to the Issuer a report of a registered public accounting firm, that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)

cause each Sub-Servicer, determined by the Servicer to be “participating in the servicing function” within the meaning of Instruction 2 to Item 1122 of Regulation AB, to deliver to the Issuer an assessment of compliance and accountants’ attestation as and when provided in paragraphs (1) and (2) of this Section; and

(iv)

deliver to the Issuer and any other person that will be responsible for signing the Sarbanes-Oxley Certification on behalf of an Issuer with respect to this securitization transaction the Annual Certification in the form attached hereto as Exhibit E.

The Servicer acknowledges that the parties identified in clause (iv) above may rely on any certification provided by the Servicer or any Sub-Servicer pursuant to such clause in signing a Sarbanes-Oxley Certification and filing such with the Commission.

The items set forth in clauses (i) through (iv) above will not be required unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Issuer.

Each assessment of compliance provided by a Sub-Servicer shall address each of the Servicing Criteria specified on a certification to be delivered to the Servicer, the Issuer on or prior to the date of such appointment.

18.	Miscellaneous
a.

Any material written communication received at any time by the Issuer with respect to a Financed Student Loan or a borrower shall be promptly transmitted by the Issuer to the Servicer. Such communications include but are not limited to letters, notices of death or disability, adjudication of bankruptcy and like documents, and forms requesting deferment of repayment or loan cancellations.

b.	The Master Servicing Agreement shall be governed by the laws of the State of New York.
c.

All covenants and Master Servicing Agreements herein contained and the benefits, rights and obligations of the parties hereunder, shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of the parties hereto, including but not limited to, any successor entity acquiring or succeeding to the assets of either party.

d.	The Master Servicing Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed to constitute but one and the same instrument.
e.

If any provisions of the Master Servicing Agreement shall be held, or deemed to be, or shall in fact be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall have no effect on the remaining portions of the Master Servicing Agreement or any part hereof.

f.

All notices, requests, demands or other instruments which may or are required to be given by either party to the other, shall be in writing and each shall be deemed to have been properly given when served personally on an officer of the party to whom such notice is to be given, or upon expiration of a period of 48 hours (excluding weekends and holidays) from and after the postmark thereof when mailed postage prepaid by registered or certified mail, requesting return receipt, addressed as follows:

If intended for the Issuer:

College Loan Corporation Trust II
c/o Wilmington Trust Company, as Delaware Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001
Attn: Corporate Trust Administration

If intended for the Servicer:

College Loan Corporation
16855 West Bernardo Drive
Suite 100
San Diego, California
Attn: Cary Katz

If intended for the Trustee:

Deutsche Bank Trust Company Americas
60 Wall Street
MS NYC 60-2606
New York, NY 10005-2858
Attention: Trust and Security Services—Structured Finance

Either party may change the address to which subsequent notices are to be sent to it by written notice to the other given as aforesaid, but any such notice of change, if sent by mail, shall not be effective until the 5th day after it is mailed.

g.	The Master Servicing Agreement may not be terminated by any party hereto except in the manner and with the effect herein provided.
h.	When the context of this Master Servicing Agreement so requires or implies, references to the Issuer include any applicable trustee.
i.

If either party cannot fulfill its obligations (other than the payment of money), in part or in whole, due to a force or event outside its control, such obligations of that party shall be suspended and such party shall not be liable to the other party for any failure to perform hereunder as a result.

j.	The parties hereto agree to execute or cause to be executed the Limited Power of Attorney attached hereto as Exhibit C.
k.

The Servicer has and agrees to maintain a disaster recovery plan which, in its reasonable opinion, will permit it to continue operations without undue interruption in the event of fire, disaster, labor disruption, or Act of God.

l.	Servicer may cause any of its duties or obligations hereunder to be performed by a sub-servicer so long as permitted by the Indenture.
m.	Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Indenture.
n.

It is expressly understood and agreed by the parties to this Master Servicing Agreement that (a) this Master Servicing Agreement is executed and delivered by Wilmington Trust Company (“WTC”), not individually or personally but solely as Delaware Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it as Delaware Trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by WTC but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WTC, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Master Servicing Agreement and by any person claiming by, through or under the parties to this Master Servicing Agreement and (d) under no circumstances shall WTC be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Master Servicing Agreement or any other document.

o.

The Master Servicer will not, prior to the date which is one year and one day after the termination of the Indenture, institute against the Issuer any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to this Agreement.

Each party to this Master Servicing Agreement waives its right to jury trial.

IN WITNESS WHEREOF, the parties have hereunto set their hands by their duly authorized officers as of the day and year first above written.

COLLEGE LOAN CORPORATION TRUST II (“Issuer”)

BY: Wilmington Trust Company, not in its individual
capacity but solely as Delaware Trustee

BY: /s/ Robert J. Perkins

COLLEGE LOAN CORPORATION (“Servicer”)
BY: /s/ Cary Katz

EXHIBIT A

REPORTS

Such standard reports as may subsequently be agreed upon by the Issuer and the Servicer.

EXHIBIT B

CUSTODIAN AGREEMENT

EXHIBIT C

LIMITED POWER OF ATTORNEY

WITNESSETH:

WHEREAS, College Loan Corporation, a California corporation (“CLC”) and College Loan Corporation Trust II, a Delaware statutory trust (the “Issuer”), are parties to the MASTER SERVICING AGREEMENT dated as of March 1, 2007 (the “Master Servicing Agreement”); and

WHEREAS, pursuant to the Master Servicing Agreement, CLC will perform substantially all of the obligations and duties with regard to servicing of certain education loans (the “Financed Student Loans”) as provided therein; and

WHEREAS, in order to carry out its obligations under the Master Servicing Agreement with respect to the Financed Student Loans, CLC requires the power to perform certain acts, including but not limited to execution of promissory notes, assignment of notes to guaranty agencies or insurers and filing of responses to bankruptcy notices, in the name of Deutsche Bank Trust Company Americas, as eligible lender trustee for the Issuer.

NOW THEREFORE, CLC and the Issuer agree:

1.     That the Issuer does hereby make and appoint CLC as its true and lawful attorney-in-fact to do all things necessary to carry out CLC’s obligations under the Master Servicing Agreement with respect to the Financed Student Loans, including but not limited to the filing of proof of claim with bankruptcy courts. This instrument shall be construed and interpreted as a limited power of attorney (the “Limited Power of Attorney”) and is not to be construed as granting any powers to CLC other than those necessary to carry out its obligations under the Master Servicing Agreement with respect to the Financed Student Loans.

2.     That this Limited Power of Attorney is effective as of March 1, 2007, and shall remain in force and effect until revoked in writing by the Issuer or until the Master Servicing Agreement is terminated. This instrument shall supplement but not replace the powers previously granted to CLC in the Master Servicing Agreement.

The undersigned, being duly authorized, has executed this Limited Power of Attorney.

COLLEGE LOAN CORPORATION TRUST II (“Issuer”)

BY: Wilmington Trust Company, not in its individual
Capacity but solely as Delaware Trustee

BY:______________________________________

The undersigned, being duly authorized, accepts the foregoing Limited Power of Attorney for and on behalf of College Loan Corporation, as of March 1, 2007.

College Loan Corporation

By:________________________________

For Deutsche Bank Trust Company Americas, as Eligible Lender Trustee for College Loan Corporation Trust II

By:_______________________________

By:_______________________________

EXHIBIT D

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Servicer shall address, at a minimum, the criteria identified below (the “Servicing Criteria”):

Reference	Criteria	Applicability
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the Basic Documents.
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
1122(d)(1)(iii)	Any requirements in the Basic Documents to maintain a back-up servicer for the trust student loans are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration
1122(d)(2)(i)

Payments on trust student loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the Basic Documents.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the Basic Documents.

1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the Basic Documents.

1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the Basic Documents. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the Basic Documents; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the Basic Documents.

Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the Basic Documents and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the Basic Documents; (B) provide information calculated in accordance with the terms specified in the Basic Documents; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of student loans serviced by the Servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the Basic Documents.

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the Basic Documents.
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on student loans is maintained as required by the Basic Documents or related student loan documents.
1122(d)(4)(ii)	Student loan and related documents are safeguarded as required by the Basic Documents
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the Basic Documents.
1122(d)(4)(iv)

Payments on student loans, including any payoffs, made in accordance with the related student loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the Basic Documents, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related student loan documents.

1122(d)(4)(v)	The Servicer’s records regarding the student loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s student loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the Basic Documents and related pool asset documents.

1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the Basic Documents.

1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a student loan is delinquent in accordance with the Basic Documents. Such records are maintained on at least a monthly basis, or such other period specified in the Basic Documents, and describe the entity’s activities in monitoring delinquent student loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for student loans with variable rates are computed based on the related student loan documents.
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s student loan documents, on at least an annual basis, or such other period specified in the Basic Documents; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable student loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related student loans, or such other number of days specified in the Basic Documents.

1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the Basic Documents.

1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the Basic Documents.
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the Basic Documents.

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the Basic Documents.

COLLEGE Loan Corporation, not in its individual capacity but solely as Servicer

Date: ________________________
By: __________________________________
Name: Title:

EXHIBIT E

FORM OF ANNUAL CERTIFICATION

Re:	The Master Servicing Agreement dated as of March 1, 2007 (the “Agreement”), between College Loan Corporation and College Loan Corporation Trust II (the “Issuer”)

I, [__________], the [__________] of College Loan Corporation (the “Servicer”), certify to the Issuer that:

1.     I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Servicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Item 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the student loans by the Servicer during [20__] that were delivered by the Servicer to the Issuer pursuant to the Agreement (collectively, the “Company Servicing Information”);

2.     Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

3.     Based on my knowledge, all of the Company Servicing Information required to be provided by the Servicer under the Agreement has been provided to the Issuer;

4.     I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

5.     The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Sub-Servicer pursuant to the Agreement, have been provided to the Issuer. Any material instances of noncompliance described in such reports have been disclosed to the Issuer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

COLLEGE Loan Corporation, not in its individual capacity but solely as Servicer

Date: ________________________
By: __________________________________
Name: Title: